UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska  68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Dr., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 9/30/13

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2013

1-855-881-2381

www.cwcfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

2013 - A YEAR IN REVIEW

As many of you know, the CWC Small Cap Portfolio team has been managing the portfolio since December 2000.  We have a sound philosophy and a proven process that focuses on, and has produced superior long term, risk adjusted returns.  Unfortunately, the inception of the CWC Small Cap Aggressive Value Fund has coincided with the most difficult performance period in our history.  The following are thoughts we published in our newsletters over the course of 2013.  Before we look back, we would like to tell you what we think of the road ahead.

While 2013 has seen incredible returns as corporate earnings continued to show signs of an improving economy we believe the market in 2014 has a new variable worth noting.  One major factor in the market ahead is the wind down of QE3.  How this process is handled by the new Fed Chairman will have great impact on the market going forward.

Over the last three years we have seen low quality companies outperform high quality companies.  Although it is frustrating to underperform during these periods, we will continue to evaluate and invest in high quality companies as we have done for the last 13 years.  It is our belief that this approach to the market generates the best long term performance.

Enjoy the look back at 2013.

Q1 2013

There continue to be many, excellent reasons to be afraid of the stock market.  Soaring national debt, ineffective politicians, European economic collapse, a Chinese slowdown, the list is long.  So why was the Russell 2000 up 12.39% in the first quarter, a 59.5% annualized pace?

Stock prices follow the expectations for corporate fundamentals and those expectations are good….and rising.  The financial condition of America’s companies is outstanding from a balance sheet standpoint.  Companies have been paying off debt and stockpiling cash over the past five years.  The cause of our 2008 meltdown and the biggest drag on our fragile recovery appears to have turned as real estate has quickly emerged as a significant driver of economic growth.  In conjunction with the real estate turn-around, banks are becoming a source of growth capital.  In addition, the boost our economy is receiving from growing domestic energy production is still small but noticeable and will continue to increase over the next decade.

There are no press releases that announce the start of bull markets.  They are started out of periods of intense fear.  This market has been scared for years, but we finally see the fortunes of our companies improving and the early stages of bull markets “climb the wall of worry”.  There will be plenty of setbacks along the way, but as long as the outlook for corporate fundamentals remains strong, the overall direction will remain in the positive.

Q2 2013

The advance of the Russell 2000 slowed in Q2, but continued on its upward path.  The CWC Small Cap Portfolio returned to its winning ways as we saw our portfolio’s composite advance 4.43% for the quarter while the index returned a positive 3.08%.  The macroeconomic environment looked similar to the first quarter with the exception the Federal Reserve appeared to be closer to “tapering” their fiscal stimulus programs.  That announcement seemed to have taken the markets by surprise for a few trading sessions, although looking beyond a few quarters this as a positive sign the economy is becoming strong enough to function on its own.  Interest rates have seen their first meaningful uptick in several years; directly related to the Feds talk of tapering.  The real estate market continues its slow advance and remains integral to a long-term recovery.  The European liquidity crisis has left the headlines and is muddling along and China’s 7.5% growth rate has stabilized.  Domestic oil and gas production is growing quickly and we can see the early stages of the benefits of our looming energy independence.  Bottom line, the overall environment looks much the same as it did a quarter ago and our expectations remain the same.  The market should remain volatile, yet moving in the positive direction.  We see the market adding to its already impressive, double digit returns for 2013.  We expect the market to continue to take two steps forward and one step back; climbing the wall of worry.

Q3 2013

The stock markets continued to surge forward in the third quarter as the Federal Reserve maintained their easy monetary stance, delaying the inevitable wind down of QE3.  The Russell 2000 returned 10.21% for the quarter while the CWC Small Cap Composite returned 10.57%.  This marks our second consecutive quarter of relative outperformance in an environment that is typically a difficult one for our style.  Year-to-date, we still trail the index slightly.  We have returned 25.83% through the first three quarters while the index has returned 27.69%.  We never like to lose, but in this very strong market our more conservative, value oriented approach will typically underperform.

Thank you again for your investment in our fund.  We will continue to work hard for you every day with our eyes focused on the long term.  At times it may seem difficult but if we continue to pick great operating companies at great prices we will be in good shape over the long haul.

2938-NLD-11/26/2013

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO REVIEW
September 30, 2013 (Unaudited)

The Fund's performance figures* for the year ended September 30, 2013, as compared to its benchmark:

	One Year	Since Inception **
CWC Small Cap Aggressive Value Fund - Institutional Class	26.01%	6.84%
CWC Small Cap Aggressive Value Fund - Retail Class	25.64%	6.48%
Russell 2000 Total Return Index ***	30.06%	13.72%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  The total operating expenses as stated in the fee table to the Fund's prospectus dated January 29, 2013 are 1.34% and 1.59% for the Institutional Class and Retail Class respectively.  For performance information current to the most recent month-end, please call 1-855-881-2381

** Inception date is December 31, 2010.

*** The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Industry	% of Net Assets
Commercial Services	11.2%
Semiconductors	7.5%
Retail	6.3%
Pharmaceuticals	5.6%
Telecommunications	5.3%
Insurance	4.1%
Oil & Gas Services	4.0%
Internet	4.0%
Oil & Gas	3.9%
REITS	3.6%
Other, Cash & Cash Equivalents	44.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS
September 30, 2013
Shares		Value
	COMMON STOCK - 97.8%
	AEROSPACE/DEFENSE - 2.4%
13,882	Orbital Sciences Corp. *	$ 294,021

	APPAREL - 2.4%
9,545	Sketchers U.S.A., Inc. - Cl. A *	296,945

	BANKS - 3.1%
8,269	Columbia Banking Systems, Inc.	204,244
10,648	Umpqua Holdings Corp.	172,711
		376,955
	BIOTECHNOLOGY - 3.5%
43,983	Rigel Pharmaceuticals, Inc. *	157,459
3,453	United Therapeutics Corp. *	272,269
		429,728
	CHEMICALS - 1.7%
10,393	Kraton Performance Polymers, Inc. *	203,599

	COMMERCIAL SERVICES - 11.2%
11,098	Acacia Research Corp.	255,920
15,251	AMN Healthcare Services, Inc. *	209,854
9,547	Apollo Group, Inc. *	198,673
21,203	Performant Financial Corp. *	231,537
9,894	TeleTech Holding, Inc. *	248,241
30,605	TravelCenters of America LLC *	240,249
		1,384,474
	COMPUTERS - 2.4%
6,592	Synaptics, Inc. *	291,894

	DIVERSIFIED FINANCIAL SERVICES - 2.1%
1,391	Affiliated Managers Group, Inc. *	254,052

	ELECTRIC - 1.7%
4,457	Allete, Inc.	215,273

	ELECTRONICS - 2.0%
7,968	FLIR Systems, Inc.	250,195

	ENGINEERING & CONSTRUCTION - 3.3%
18,831	Tutor Perini Corp. *	401,477

	FOOD - 2.2%
5,755	Cal-Maine Foods, Inc.	276,816

	HEALTHCARE-SERVICES - 1.8%
2,624	Covance, Inc. *	226,871

	HOME FURNISHINGS - 1.8%
9,075	Select Comfort Corp. *	220,976

	INSURANCE - 4.1%
10,357	Montpelier Re Holdings, Ltd.	269,800
16,234	OneBeacon Insurance Group, Ltd.	239,614
		509,414
	INTERNET - 4.0%
6,590	Liquidity Services, Inc. *	221,160
15,808	Move, Inc. *	267,946
		489,106
	METAL FABRICATE - 2.5%
13,134	Dynamic Materials Corp.	304,446

	MINING - 2.8%
94,981	Thompson Creek Metals Co., Inc. *	340,982

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013
Shares			Value
	OIL & GAS - 3.9%
4,580	Gulfport Energy Corp. *		$ 294,677
31,995	Pengrowth Energy Corp.		189,410
			484,087
	OIL & GAS SERVICES - 4.0%
11,167	C&J Energy Services, Inc. *		224,233
10,606	Helix Energy Solutions Group, Inc. *		269,074
			493,307
	PHARMACEUTICALS - 5.6%
3,630	Questcor Pharmaceuticals, Inc.		210,540
6,326	Viropharma, Inc. *		248,612
24,225	Vivus, Inc. *		225,777
			684,929
	REAL ESTATE - 1.8%
2,508	Jones Lang LaSalle, Inc.		218,948

	REITS - 3.6%
17,402	Capstead Mortgage Corp.		204,822
13,398	Terreno Realty Corp.		237,949
			442,771
	RETAIL - 6.3%
42,174	Body Central Corp. *		257,261
7,319	Kirkland's, Inc. *		134,962
4,036	Nu Skin Enterprises, Inc.		386,407
			778,630
	SAVING & LOANS - 1.5%
14,956	Capitol Federal Financial, Inc.		185,903

	SEMICONDUCTORS - 7.5%
21,617	Kulicke & Soffa Industries, Inc. *		249,676
66,414	LTX-Credence Corp. *		437,004
15,268	Omnivision Technologies, Inc. *		233,753
			920,433
	SOFTWARE - 1.4%
4,488	Synchronoss Technologies, Inc. *		170,813

	TELECOMMUNICATIONS - 5.3%
46,396	EarthLink, Inc.		229,660
10,969	Oplink Communications, Inc. *		206,437
12,524	Ruckus Wireless, Inc. *		210,779
			646,876
	TRANSPORTATION - 1.9%
28,685	Nordic American Tankers, Ltd.		236,364

	TOTAL COMMON STOCK - (Cost - $9,965,985)		12,030,285

	SHORT-TERM INVESTMENTS - 2.0%
251,809	Dreyfus Cash Management, 0.04% **		251,809
	TOTAL SHORT-TERM INVESTMENTS (Cost - $251,809)

	TOTAL INVESTMENTS - 99.8% (Cost - $10,217,794)(a)		$ 12,282,094
	OTHER ASSETS LESS LIABILITIES - 0.2%		23,257
	NET ASSETS - 100.0%		$ 12,305,351

* Non-income producing securities.
** Money market fund; interest rate reflects seven-day effective yield on September 30, 2013.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,201,652 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 2,785,484
		Unrealized depreciation:	(705,042)
		Net unrealized appreciation:	$ 2,080,442

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

ASSETS
Investment securities:
At cost	$ 10,217,794
At value	$ 12,282,094
Receivable for securities sold	73,983
Dividends and interest receivable	9,652
Prepaid expenses and other assets	119
TOTAL ASSETS	12,365,848

LIABILITIES
Payable for Fund shares repurchased	34,051
Fees payable to other affiliates	5,288
Investment advisory fees payable	546
Distribution (12b-1) fees payable	70
Accrued expenses and other liabilities	20,542
TOTAL LIABILITIES	60,497
NET ASSETS	$ 12,305,351

NET ASSETS CONSIST OF:
Paid in capital [$0 par value, unlimited shares authorized]	$ 10,267,942
Accumulated net investment loss	(14,046)
Accumulated net realized loss from security transactions	(12,845)
Net unrealized appreciation of investments	2,064,300
NET ASSETS	$ 12,305,351

NET ASSET VALUE PER SHARE:
Institutional Class Shares:
Net Assets	$ 11,968,811
Shares of beneficial interest outstanding	1,003,202
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 11.93

Retail Class Shares:
Net Assets	$ 336,540
Shares of beneficial interest outstanding	28,394
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 11.85

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2013

INVESTMENT INCOME
Dividends (net of $386 taxes withheld)	$ 122,569
Interest	205
TOTAL INVESTMENT INCOME	122,774

EXPENSES
Investment advisory fees	106,153
Distribution (12b-1) fees:
Retail Class	1,283
Accounting services fees	21,304
Professional fees	20,037
Compliance officer fees	13,501
Transfer agent fees	13,456
Administrative services fees	12,324
Trustees fees and expenses	8,487
Custodian fees	5,001
Printing and postage expenses	1,535
Non 12b-1 shareholder servicing fees	750
Registration fees	534
Insurance expense	490
Miscellaneous expenses	2,000
TOTAL EXPENSES	206,855

Less: Fees waived by the Advisor	(63,187)

NET EXPENSES	143,668

NET INVESTMENT LOSS	(20,894)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	456,480
Net change in unrealized appreciation of investments	2,133,591

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,590,071

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,569,177

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
FROM OPERATIONS
Net investment gain (loss)	$ (20,894)	$ 7,759
Net realized gain (loss) on investments	456,480	(414,952)
Net change in unrealized appreciation on investments	2,133,591	1,526,657
Net increase in net assets resulting from operations	2,569,177	1,119,464

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	(19,283)	(18,456)
Retail Class	(463)	(550)
Net decrease in net assets resulting from distributions to shareholders	(19,746)	(19,006)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	1,775,350	2,236,054
Retail Class	46,000	431,800
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	18,677	17,791
Retail Class	97	328
Redemption fee proceeds:
Institutional Class	93	-
Retail Class	3	-
Payments for shares redeemed:
Institutional Class	(556,406)	(892,429)
Retail Class	(340,075)	(166,039)
Net increase in net assets from shares of beneficial interest	943,739	1,627,505

TOTAL INCREASE IN NET ASSETS	3,493,170	2,727,963

NET ASSETS
Beginning of Year	8,812,181	6,084,218
End of Year	$ 12,305,351	$ 8,812,181
* Includes undistributed net investment income (loss) of:	$ (14,046)	$ 8,400

SHARE ACTIVITY
Institutional Class:
Shares Sold	179,712	241,016
Shares Reinvested	2,021	2,031
Shares Redeemed	(52,985)	(92,739)
Net increase in shares of beneficial interest outstanding	128,748	150,308

Retail Class:
Shares Sold	4,821	47,284
Shares Reinvested	10	38
Shares Redeemed	(30,814)	(17,101)
Net increase (decrease) in shares of beneficial interest outstanding	(25,983)	30,221

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	September 30, 2013		September 30, 2012	September 30, 2011 (1)
Institutional Class
Net asset value, beginning of period	$ 9.49		$ 8.13	$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.02)		0.01	(0.01)
Net realized and unrealized
gain (loss) on investments	2.48		1.38	(1.86)
Total from investment operations	2.46		1.39	(1.87)

Less distributions from:
Net investment income	(0.02)		(0.03)	-
Total distributions	(0.02)		(0.03)	-

Paid-in-Capital From Redemption Fees	0.00	(7)	-	-

Net asset value, end of period	$ 11.93		$ 9.49	$ 8.13

Total return (3)	26.01%		17.06%	(18.70)%	(4)

Net assets, at end of period (000s)	$ 11,969		$ 8,299	$ 5,889

Ratio of gross expenses to average
net assets (5)	1.94%		3.25%	4.63%	(6)
Ratio of net expenses to average
net assets	1.34%		1.34%	1.34%	(6)
Ratio of net investment income
to average net assets (5)	(0.19)%		0.11%	(0.18)%	(6)

Portfolio Turnover Rate	43%		31%	31%	(4)

(1)	The CWC Small Cap Aggressive Value Fund's Institutional Class shares commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of redemption fees.
(4) Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.
(6) Annualized.
(7) Represents less than $0.01 per share.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the		For the	For the
	Year Ended		Year Ended	Period Ended
	September 30, 2013		September 30, 2012	September 30, 2011 (1)
Retail Class
Net asset value, beginning of period	$ 9.44		$ 8.10	$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.04)		0.02	(0.03)
Net realized and unrealized
gain (loss) on investments	2.46		1.34	(1.87)
Total from investment operations	2.42		1.36	(1.90)

Less distributions from:
Net investment income	(0.01)		(0.02)	-
Total distributions	(0.01)		(0.02)	-

Paid-in-Capital From Redemption Fees	0.00	(7)	-	-

Net asset value, end of period	$ 11.85		$ 9.44	$ 8.10

Total return (3)	25.64%		16.78%	(19.00)%	(4)

Net assets, at end of period (000s)	$ 337		$ 513	$ 196

Ratio of gross expenses to average
net assets (5)	2.17%		3.46%	5.46%	(6)
Ratio of net expenses to average
net assets	1.59%		1.59%	1.59%	(6)
Ratio of net investment income
to average net assets (5)	(0.41)%		0.20%	(0.42)%	(6)

Portfolio Turnover Rate	43%		31%	31%	(4)

(1)	The CWC Small Cap Aggressive Value Fund's Retail Class shares commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of redemption fees.
(4) Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.
(6) Annualized.
(7) Represents less than $0.01 per share.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

1.

ORGANIZATION

The CWC Small Cap Aggressive Value Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks consistent positive returns throughout various fixed income market cycles. The Fund commenced operations on December 31, 2010.

The Fund currently offers two classes of shares: Retail Class and Institutional Class shares. Retail Class and Institutional Class shares are offered at net asset value.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013 (Continued)

calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 12,030,285	$ -	$ -	$ 12,030,285
Short-Term Investments	251,809	-	-	251,809
Total	$ 12,282,094	$ -	$ -	$ 12,282,094

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains are declared and distributed annually in December. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years of 2011-2012, or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund make significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013 (Continued)

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,399,470 and $4,399,305 respectively.

4.  INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

CWC Advisors, LLC (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of the Fund’s investment portfolio.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.59% and 1.34% of the daily average net assets attributable to the Retail Class and Institutional Class shares, respectively.  For the year ended September 30, 2013, the Advisor waived fees in the amount of $63,187.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.59% and 1.34% of the average daily net assets attributable to the Retail Class and Institutional Class, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.59% and 1.34% of the average daily net assets for each share class. If Fund Operating Expenses subsequently exceed 1.59% and 1.34% of the average daily net assets for each shares class, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. As of September 30, 2013, the total amount of expense reimbursement subject to recapture is $333,971, of which $137,650 will expire on September 30, 2014, $133,134 will expire on September 30, 2015, and $63,187 will expire on September 30, 2016.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013 (Continued)

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services.  Under the Plan, the Funds may pay 0.25% per year of the average daily net assets of the Retail Class shares for such distribution and shareholder service activities.  For the year ended September 30, 2013, the Fund incurred distribution fees of 1,283 for Retail Class shares.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended September 30, 2013 and September 30, 2012 was as follows:

	Fiscal Year Ended September 30, 2013	Fiscal Year Ended September 30, 2012
Ordinary Income	$ 19,746	$ 19,006
Long - Term Capital Gain	-	-
	$ 19,746	$ 19,006

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	Book/Tax	and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Differences	Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ -	$ (43,033)	$ 2,080,442	$ 2,037,409

The difference between book basis and tax basis unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $43,033.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013 (Continued)

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclassification of ordinary distributions and net operating losses, and adjustment for return of capital distributions, resulted in reclassification for the period ended September 30, 2013 as follows:

Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)
$ -	$ 18,194	$ (18,194)

6. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the year ended September 30, 2013, the Fund assessed $96 in redemption fees.

7.  CONTROL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of the Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2013 Constellation Trust Co. held 54% of the voting securities for the benefit of others.

8.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

9.  PROXY VOTING (Unaudited)

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers, and Mark H. Taylor to the Board of Trustees of the Trust.

  Shares Voted

         Shares Voted Against

    In Favor

               or Abstentions

Mark Garbin

  609,702,446

       7,380,704

Mark D. Gersten

  609,750,246

       7,332,904

John V. Palancia

  609,370,118

       7,713,033

Andrew Rogers

  609,691,730

       7,391,421

Mark H. Taylor

  608,885,975

       8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013 (Continued)

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

CWC Small Cap Aggressive Value Fund

We have audited the accompanying consolidated statement of assets and liabilities of CWC Small Cap Aggressive Value Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 31, 2010 (commencement of operations) through September 30, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CWC Small Cap Aggressive Value Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 31, 2010 through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 25, 2013

Renewal of Advisory Agreement – CWC Small Cap Aggressive Value Fund (Unaudited)*

In connection with a meeting held on November 14 and 15, 2012, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons, as that term is defined in the Investment Company Act of 1940, as revised, (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between CWC Advisors, LLC (the “Adviser”) and the Trust, on behalf of CWC Small Cap Aggressive Fund (the “Fund”).

The Board was assisted by independent legal counsel throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement:

Nature, Extent and Quality of Services. The Trustees discussed that the adviser places a priority on compliance ensuring the fund’s investment limitations are regularly monitored, as confirmed by the Trust’s chief compliance officer, and that the adviser had analyzed its investment process in the past year and made some minor changes in order to reduce volatility. The Board noted that the adviser accesses valuable research from both brokers and new relationships in order to analyze and ultimately determine portfolio investments. As to the investment management services provided to the Fund, the Trustees noted that there had been no changes to the team that services the Fund, and overall the Trustees are satisfied with the quality of the services provided by the adviser.

Performance. The Trustees considered that the market, as sometimes happens, was out of sync with the adviser’s sector specific valuation models and thus the last year and one half has been difficult when compared to the peer groups. The Board acknowledged that the Fund had underperformed its peer group and the benchmark, and discussed the adviser’s investment process, and adjustments made to reduce their volatility. They reviewed the long term trade record of the adviser, noting that, for the three, five, seven and 10 years and since inception, the adviser’s separately managed account beat the Russell 2000.  The Trustees considered, also, that the Fund had good performance this month and that this is only the third underperforming period it has had.  The Trustees noted that, during a call with the Board, the adviser acknowledged that the last 15 months has been on one of the most challenging times at the firm.  They considered that the strategy employed by the adviser is most appealing to contrarian/value type investors.  The Board concluded that the adviser has a good long term track record which should manifest in the Fund over time.

Fees and Expenses. The Trustees noted that the Fund charges a 1% management fee, and that this fee is in line with the Morningstar category average, the fee charged to other accounts of the Adviser, and the average fee charged by funds in the Fund’s peer group.  They further noted that the Fund’s net expense ratio is below the peer group and Morningstar category averages and that the adviser has agreed to waive the management fee until January 2014 to maintain the expense ratio.  Based on the information provided, and the representations of the adviser, the Board concluded that the fees appear to be reasonable.

Economies of Scale. The Trustees noted that the adviser indicated that it is amenable to the discussion of breakpoints in the future, but noted that the Fund’s current asset levels are not high enough to justify breakpoints at this time.  After discussion, it was the consensus of the Board that based on the current and anticipated size of the Fund, asset levels do not warrant breakpoints at this time, but economies of scale would be revisited at the next renewal and as the size of the Fund materially increases.

Profitability. The Board considered the profits to be realized by the adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund.  The Board also considered the benefits realized by the adviser from other activities related to the Fund, and noted that the adviser receives soft dollars related to research expenses.  The Board concluded that, based on the profitability estimates provided by the adviser, it will not realize a profit from its relationship with the Fund in the near term, and that in the prior year, the adviser realized a loss.

Conclusion.  Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

CWC SMALL CAP AGGRESSIVE VALUE FUND

EXPENSE EXAMPLES

September 30, 2013 (Unaudited)

As a shareholder of the CWC Small Cap Aggressive Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CWC Small Cap Aggressive Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the CWC Small Cap Aggressive Value Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period*	Ending Account Value 9/30/13	Expenses Paid During Period*

Institutional Class	1.34%	$1,000.00	$1,149.30	$7.22	$1,018.35	$6.78
Retail Class	1.59%	$1,000.00	$1,147.10	$8.56	$1,017.10	$8.04

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

CWC Small Cap Aggressive Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100

AdvisorOne Funds (12 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	100	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	118

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	118	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	100	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

CWC Small Cap Aggressive Value Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ Born in 1952	Trustee 2005-2013; Chairman of the Board 2005-2013	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004)	100	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (2010-2013); Northern Lights Variable Trust (2006-2013)
Andrew Rogers 80 Arkay Drive**** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola was an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  Mr. Miola resigned effective September 24, 2013.

****Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2381.

9/30/13 – NLFT_v2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2381 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2381.

INVESTMENT ADVISOR

CWC Advisors, LLC

5800 SW Meadows Road, Suite 230

Lake Oswego, OR 97035

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr., Suite 110

Hauppauge, New York 11788

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 – $12,500

2013 – $12,700

(b)

Audit-Related Fees

2012 – None

2013 – None

(c)

Tax Fees

2012 – $3,000

2013 – $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 – $3,000

2013 – 3,100

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/9/13